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                              EXHIBIT NO. 10.6

                 MODIFICATION AND CLARIFICATION TO ADDENDUM
                TO ORIGINAL CONTRACT DATED DECEMBER 27, 1995
                    BETWEEN GROUPMED INTERNATIONAL, INC.,
                   FARVEL ARRENDAMIENTOS, S.A. DE C.V. AND
                GROUPMED INTERNATIONAL DE MEXICO, S.A. DE C.V.,
                    DATED DECEMBER 28, 1995 (ENGLISH VERSION)

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                       MODIFICATION AND CLARIFICATION TO
                         ADDENDUM TO ORIGINAL CONTRACT
                                 DATED 12-27-95

This document has been drawn to Modify and Clarify the Addendum to the original Contract (Addendum dated 12-27-95) (Original Contract dated 7-1-95) between FARVEL Arrendamientos (FARVEL) and GroupMed International de Mexico S.A. de C.V. (GROUPMED-MEXICO). Except for the substantive changes effected by the Modification, the Addendum and Original Contract terms and conditions shall retain their original force and effect.

Specifically, within paragraph 3 of the Addendum to Original Contract, GROUPMED-USA may or may not, at its discretion, offer cash as satisfaction of the debt in favor of FARVEL, should if by April 1, 1996, GROUPMED-USA shares do not have a market value of US$ 2.75 each, and FARVEL does not choose to accept an alternate form of payment.

/s/ Daniel N. Lomax
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Daniel N. Lomax                              Fernando Ariza
GroupMed International, Inc.                 Farvel Arrendamientos, S.A.
y/o su representante                         de C.V. y/o representante

fecha:                                       fecha:
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----------------------------
Fernando Torres Moreno,
GroupMed International de Mexico, S.A. de C.V.
y/o su representante

fecha:
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